Exhibit 10.5

LOAN AGREEMENT

(Revolving Line of Credit)

This Loan Agreement (the “Agreement”) is made as of the 28th Day of August 2017, by and between Partners South Holdings LLC who’s address is 1007 N Federal Highway, Suite 292 Fort Lauderdale, FL 33304 (“Borrower”), and Alpha Investment, Inc who’s address is 150 SE 2nd Ave, PH4, Miami, FL 33131 (“Lender”).

RECITALS

A.

Borrower has applied to Lender for a revolving line of credit in the maximum principal sum of Three Million Six Hundred Thousand and No/100 Dollars ($3,600,000.00) for the purpose of financing real property construction costs and working capital needs.

B.

Lender has agreed to make a loan to Borrower which is secured in full by a first position lien on any and all Real Property in which Borrower’s Entity as described herein has any interest in for such purpose upon and subject to all covenants, terms, and conditions hereinafter provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

DEFINITIONS AND INTERPRETATIONS

1.1

DEFINITIONS.

The definitions set forth in the Recitals are incorporated herein by reference. For purposes of this Agreement, the following terms shall have the following meanings:

“Actual Expenses” shall mean the necessary and reasonable expenses incurred for the operation, maintenance and administration of Borrower, but shall exclude depreciation, replacement and obsolescence charges or reserves and further excluding amortization of intangibles or other bookkeeping entries of a similar nature.

“Advance” or “Advances” shall mean, individually and collectively, an advance of Loan Proceeds pursuant to this Agreement and the Note.

“Agreement” shall mean this Loan Agreement, either as originally executed or as it may from time to time be supplemented, modified, extended, renewed, or amended.

“Assets” shall mean any interest of Borrower in any kind of property, whether real, personal or mixed, tangible or intangible.

“Business Day” shall mean Monday through Friday, excluding any day of the year on which banks are required or authorized to close in Florida.

“Documentation Fee” shall mean a fee in the amount of Five Thousand Dollars ($5,000.00).

“Event of Default” shall mean any of the events or occurrences specified in Article 5 hereof, or as otherwise specified in the Loan Documents.

“Financial Statements” shall mean balance sheets, operating and income statements, statements of sources and applications of funds and any other similar document prepared by the Borrower.

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“Gross Revenues” shall mean, for any period, all moneys, fees, rates, receipts, rentals, licensing fees, charges, taxes, assessments, issues and income received for, received by or derived from, the Borrower, the operation of the Borrower or its facilities or any other source whatsoever, including, without limitation, grants, contributions, moneys received from the operation of the Borrower’s business or the possession of its properties, insurance proceeds or condemnation awards, income from investments, and all rights to receive the same, whether in the form of accounts, accounts receivable, contract rights or other rights and the proceeds of the same whether now owned or held or hereafter coming into being.

“Law” shall mean, collectively, all federal, state, and local laws, rules, regulations, ordinances, and codes.

“Loan” shall mean the extension of credit by Lender to Borrower in the form of Advances under this Agreement and disbursement of Loan Proceeds pursuant to the provisions of Article 3 below.

“Loan Closing” shall mean the date on which the Loan closes, in accordance with Article 3 of this Agreement.

“Loan Closing Costs” shall mean any and all fees and costs incurred by Lender in connection with the negotiation and preparation of the Loan Documents, including attorneys’ fees, and closing of the Loan as herein provided, and further including, without limitation, the Loan Fee.

“Loan Documents” shall mean, individually and collectively, this Agreement, the Note, resolutions and certifications of Borrower, and such other documents as Lender may require Borrower to give or cause to be given to or for the benefit of Lender as evidence of the Loan.

“Loan Proceeds” shall mean all funds advanced by Lender as the Loan to Borrower under this Agreement.

“Maturity Date” shall mean August 28, 2022, at which time the entire principal balance of the Loan, plus accrued interest thereon, is and shall be due and payable as provided in this Agreement and the Note, subject to acceleration as provided in the Loan Documents.

"Maximum Amount" shall have the meaning set forth in Section 3.1 hereof.

“Note” shall mean the Promissory Note of Borrower, in the amount of the Loan, payable to the order of Lender, duly executed by Borrower, as required by Lender to evidence the Loan.

“Obligations” means the Advances and any and all existing and future indebtedness and liability of every kind, nature and character, direct or indirect, absolute or contingent, joint or several (including all renewals, extensions and modifications thereof and all attorney’s fees and expenses incurred by Lender in connection with the collection or enforcement thereof, including but not limited to, the enforcement of this Agreement under provisions of the U. S. Bankruptcy Code whether by motion for relief from stay or otherwise), of the Borrower to the Lender however and whenever created, arising, evidenced or acquired.

“Organizational Documents” shall mean the duly filed, certified and/or executed documents or instruments evidencing or confirming the lawful formation and existence of Borrower.

“Person” means any individual, sole proprietorship, general partnership, limited partnership, limited liability partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, government, or any Borrower or political division thereof, or any other entity.

1.2

USE OF DEFINED TERMS.

Any defined terms used in the plural shall include the singular, and the masculine gender shall include the feminine and/or neuter, and such terms shall encompass all members of the relevant class.

1.3

SCHEDULES AND EXHIBITS.

All schedules and exhibits to this Agreement, either as originally existing   or as the same may from time to time be supplemented, modified or amended, are incorporated herein by reference.

1.4

REFERENCES.

Any reference to this Agreement or any other document shall include such document, both as   originally executed, and as it may from time to time be amended, supplemented and modified. References herein to Articles, Sections and Exhibits shall be construed as references to this Agreement unless a different document is named.

1.5

OTHER TERMS.

The term “document” is used in its broadest sense and encompasses    agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms “including” and “include” shall mean “including (include), without limitation.”

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower hereby represents and warrants to Lender as of the date of this Agreement, and each and every date during the term of the Loan, or any portion thereof, as the context admits or requires, that:

2.1

BORROWER’S CAPACITY.

The laws of the State of Florida authorize the Borrower to enter into this Agreement and to carry out its obligations hereunder and the Board of Directors of the Borrower has duly authorized the execution and delivery of this Agreement by the individual(s) executing this Agreement on behalf of the Borrower.

2.2

VALIDITY OF LOAN DOCUMENTS.

The Loan Documents are and shall continue to be in all respects valid and binding upon Borrower according to their terms, subject to all Laws, including, without limitation, equitable principles, insolvency Laws, and other matters applying to creditors generally; provided, however, that the implementation of such Laws do not and will not affect the ultimate realization of the Obligations. The execution and delivery by Borrower, and the performance by Borrower, of all its obligations under the Loan Documents have been duly authorized by all necessary action and do not and will not:

(a)

Require any consent or approval not heretofore obtained of any other entity; or

(b)

Violate any provision of any Laws, or of any order, writ, judgment,

injunction, decree, determination or award of any court or of any governmental Borrower; or

(c)

Result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Borrower is a party or by which Borrower or any property of Borrower is bound or affected.

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2.3

BORROWER NOT IN DEFAULT OR VIOLATION.

Borrower is not in default under or in violation of any Laws, order, writ, judgment, injunction, decree, determination or award. Borrower is not in default under any obligation, agreement, instrument, loan, or indenture, whether to Lender or otherwise, or any lease. No event has occurred and is continuing, or would result from the making of any Advance, which constitutes an Event of Default, or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

2.4

NO APPROVALS REQUIRED.

No authorization, consent, approval, order, license, exemption from, or filing, registration, or qualification with, any governmental Borrower is or will be required to authorize, or is otherwise required in connection with the execution, delivery and the performance by Borrower of all or any of its obligations under the Loan Documents.

2.5

FINANCIAL STATEMENTS.

All Financial Statements of Borrower, which have heretofore been submitted to Lender, fairly present the financial position of Borrower. Since the dates of such Financial Statements, there have been no material adverse changes in the financial condition of Borrower.

2.6

PENDING LITIGATION.

There are no actions, suits, or proceedings pending, or to the knowledge of Borrower threatened, against or affecting Borrower or involving the validity or enforceability of any of the Loan Documents, at Law or in equity, or before or by any governmental Borrower, except actions, suits, and proceedings that are fully covered by insurance or which, if adversely determined, would not materially impair the ability of Borrower to perform each and every one of its obligations under and by virtue of the Loan Documents; and Borrower is not in default with respect to any order, writ, injunction, decree, or demand of any court or any governmental Borrower.

2.7

VIOLATION OF LAWS.

There are no violations or notices of violations of any Law relating to Borrower.

2.8

SOLVENCY.

Borrower is and shall continue to be able to pay its debts as they mature and the realizable value of its Assets is, and at all times that it may have obligations hereunder shall continue to be, sufficient to satisfy any and all obligations hereunder.

2.9

PRINCIPAL PLACE OF BUSINESS.

The principal place of business of Borrower is, and will continue to be, as set forth under Section 7.12 of this Agreement. In the event that Borrower hereafter intends to move its principal place of business, it shall first give at least thirty (30) days’ prior written notice to Lender of its intention so to move, the date that such move is anticipated, and its new address.

2.10

PERMITS.

 Borrower possesses or is in the process of possessing all licenses, approvals, permits, franchises, patents, copyrights, trademarks, and trade names, or rights thereto, that are necessary for the ownership and use of Borrower’s properties, and for the business substantially as now conducted and as presently proposed to be conducted by Borrower, and Borrower is not in material violation of any valid rights of others with respect to any of the foregoing.

2.11

FULL DISCLOSURE.

All information in the loan application, financial statement, certificate, or other document and all information prepared and delivered by Borrower to Lender in obtaining the Loan is correct and complete in all material respects, and there are no omissions therefrom that result in such information being incomplete, incorrect, or misleading in any material adverse respect as of the date thereof.

2.12

USE OF PROCEEDS.

The proceeds of each Advance will be used by Borrower solely for the purposes specified in this Agreement.

ARTICLE 3. THE LOAN

3.

THE LOAN.

The total amount available for borrowing by Borrower hereunder on a revolving basis is Three Million Six Hundred Thousand and No/100 Dollars ($3,600,000.00) plus origination fee (“Maximum Amount”) and to be disbursed as the Borrower requests in the time-table Borrower establishes however Lender is entitled to receive upon the signing of this document by both parties the full origination fee of $180,000.00 to Lender. The Maximum Loan Amount shall be reduced by each Advance made hereunder. Further, the outstanding principal balance of the Loan will not exceed at any time the sum of Three Million Six Hundred Thousand and No/100 Dollars ($3,600,000.00)  plus origination fee. Funds borrowed and repaid may be re-borrowed, but subject to the following conditions and limitations (in addition to any other conditions or limitations set forth in this Agreement or in the Note): (a) if, at any time, the aggregate amount advanced by Lender to Borrower exceeds the amount of the Maximum Amount, Borrower shall, no later than five (5) days following written notice thereof by Lender, pay down the Loan by such principal amount that exceeds the amount of the Maximum Amount, and (b) each Advance shall be due and payable on the earlier to occur of (i) the date that is twelve (12) months from the date such Advance is made, or (ii) the Maturity Date. Advances may be requested as set forth in the Note.

3.1

NOTE.

The Loan shall be evidenced by the Note attached hereto. Each payment under the Loan shall be evidenced and recorded upon Lender’s loan records, which recordation shall be prima facie evidence of such payment; provided, however, that the failure by Lender to make any such recordation shall not limit or otherwise affect the obligations of Borrower hereunder or under the Note.

3.2

INTEREST; PAYMENTS; PREPAYMENT.

Principal and interest under the Note shall be due and payable as provided for in the Note. The Note may be prepaid as provided for in the Note.

3.3

PURPOSE OF LOAN.

Loan Proceeds shall be used by Borrower exclusively for the purpose or purposes set forth in this Agreement, including, without limitation, for the purposes described in Recital A of this Agreement.

3.4

CONDITIONS PRECEDENT TO LOAN.

In addition to all other conditions of the effectiveness of this Agreement, the Loan Closing shall occur upon, and the obligations of Lender pursuant to this Agreement shall be subject to, the satisfaction of the following conditions, any or all of which may be waived, in whole or in part, by Lender:

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(a)

Borrower, at its sole expense, shall deliver to Lender, on or before the date of any of the Advances, the following, in form and substance satisfactory to Lender, in Lender’s sole opinion and judgment:

(i)

This Agreement;

(ii)

The Note;

(v)

Such resolutions, authorizations or certifications, as applicable, to borrow and/or related documents from Borrower;

(vi)

True and correct copies of Borrower’s Organizational Documents; and

(vii)

Such additional agreements, certificates, reports, approvals, instruments, documents, consents, and opinions as Lender may request in connection with the making of the Loan.

(b)

Review and approval by Lender of true and correct copies of current Financial Statements of Borrower, as shall be requested by Lender;

(c)

No suit, action, or other proceeding shall be pending or threatened which seeks to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or to obtain damages or other relief in connection therewith;

(d)

The Loan Fee and other Loan Closing Costs shall be paid by Borrower to Lender at the signing or consummation of this document in full. The Loan Fee shall be deemed fully earned and nonrefundable when paid; have occurred;

(e)

No breach of any warranty or representation by Borrower to Lender shall

(f)

No event or circumstance shall have occurred and be continuing which constitutes, or would upon the giving of notice or passage of time, constitute an Event of Default or a failure of any condition of this Agreement;

(g)

At Lender’s request, a favorable opinion of counsel for Borrower acceptable to Lender and its counsel, opining to, among other things, (1) Borrower’s power and authority to execute the Loan Documents; (2) the validity and binding effect of the Loan Documents; (3) the absence of any agreement, covenant, judgment, order, restriction, contract, law, regulation or ordinance that would prohibit, or which would require consent or approval to be given to Borrower for the Loan, which has not been obtained; and (4) the Loan does not constitute a debt of the Borrower in contravention of any constitutional or statutory debt limitation or restriction.

3.5

DISBURSEMENT OF LOAN PROCEEDS; RESTRICTIONS.

The Loan Proceeds disbursed shall be used by Borrower solely to finance Borrower’s real property construction costs and working capital needs. Lender shall have no obligation to monitor or verify the use or application of any Advance disbursed by Lender.

3.6

APPLICATION OF PAYMENTS.

All payments received by Lender from, or for the account of, Borrower on the Loan shall be applied pursuant to the terms of the Note. All records of payments received by Lender shall be maintained at Lender’s office, and the records of Lender shall, absent manifest error, be binding and conclusive upon Borrower.  The failure of Lender to record any payment or expense shall not limit or otherwise affect the obligations of Borrower under the Note, this Agreement, and/or any other Loan Documents.

3.7

LOAN TERM.

The term of the Loan will commence on the date of Loan Closing and the Loan will mature upon the Maturity Date, subject to acceleration or adjustment as provided in this Agreement and the other Loan Documents.

3.8

OBLIGATIONS ABSOLUTE.

The obligations of the Borrower to repay the Obligations and to perform and observe the agreements and covenants contained herein are absolute and unconditional and are not subject to any defense or right of setoff, counterclaim or recoupment arising out of any breach of the Borrower or Lender of any obligation to the Borrower, whether hereunder or otherwise, or out of indebtedness or liability at any time owing to the Borrower by the Lender.  Unless and until the Obligations have been paid in full, the Borrower:

(a)

will not suspend or discontinue repayment of the Obligations, subject to the availability of Net Revenues as provided herein,

(b)

will perform and observe all other agreements and covenants contained in this Agreement or any documents executed in connection therewith, and

(c)

will not terminate this Agreement for any cause, including, without limiting the generality of the foregoing, the occurrence of acts or circumstances that may constitute the failure of consideration, eviction or constructive eviction, destruction of the Assets of the Borrower, the sale of the Assets of the Borrower, the taking by eminent domain of title to or temporary use of any Assets of the Borrower, commercial frustration of purpose, any change in the tax or other laws of the United States of America or the State of California or any political subdivision thereof or any failure of Lender to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or in connection with this Agreement.

ARTICLE 4.

BORROWER’S COVENANTS

In addition to all other covenants of Borrower under the Loan Documents, Borrower agrees:

4.1

LENDER MAY EXAMINE BOOKS AND RECORDS.

Lender shall have the right, from time to time, acting by and through its employees or agents, to examine the books, records, and accounting data of Borrower, and to make extracts therefrom or copies thereof.

Borrower shall promptly make such books, records, and accounting data available to Lender, as stated above, upon written request, and upon like request shall promptly advise Lender, in writing, of the location of such books, records, and accounting data.

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4.2

COMPLIANCE WITH LAWS AND CONTRACTS.

Borrower shall comply with the requirements of all applicable Laws and orders of any governmental Borrower, provided that if Borrower has not so complied by the date prescribed in any such Law, order, or regulation, Borrower shall comply therewith by the date set forth in any order of the governmental Borrower charged with the enforcement of such Law, order or regulation if such date is later, and comply with all contracts, agreements, indentures or instruments by which it is bound.

4.3

MAINTENANCE OF PROPERTIES AND PRESERVE EXISTENCE.

Borrower shall maintain and preserve, or cause to be maintained and preserved, all of its properties, necessary or useful in the proper conduct of its business, including such as may be under lease, in good working order and condition, ordinary wear and tear excepted. Borrower, so long as Borrower remains obligated on the Loan, shall do all things necessary to preserve and keep in full force and effect Borrower’s organizational status, and will comply with all Laws, orders and decrees of any governmental Borrower or court applicable to Borrower or to any such property.

4.4

BOOKS AND RECORDS; AUDIT AND EXAMINATION.

Borrower shall at all times during the term of the Loan, keep and maintain all books and records, in original form, as shall be required and as shall otherwise be appropriate, in Lender’s opinion and judgment, pertaining to the performance by Borrower of its covenants and other obligations hereunder, and otherwise pertaining to its operations and activities. Borrower shall at all times permit Lender to review, audit and examine all such books and records, either directly or through one or more auditors designated by Lender, including independent contractors.

4.5

REPORTING REQUIREMENTS.

So long as Borrower shall have any obligation to Lender under this Agreement and/or the other Loan Documents, Borrower shall prepare, or cause to be prepared, and deliver to Lender the following Financial Statements and reports:

(a)

Within ten (10) days of becoming aware of any developments or other information which may materially and adversely affect Borrower’s properties, business, prospects, profits or condition (financial or otherwise) or Borrower’s ability to perform this Agreement or the other Loan Documents, telephonic or telegraphic notice specifying the nature of such development or information and such anticipated effect, which shall be promptly confirmed in writing.

(b)

As soon as available, and in any event no later than June 30 of each year following the end of each fiscal year (December 31), commencing with the fiscal year ending December 31, 2017, complete and accurate Financial Statements representing the financial condition of Borrower as of the date such Financial Statements are prepared and delivered to Lender, including such supplemental reports and schedules as Lender shall require in its sole and absolute discretion. All annual Financial Statements shall be audited by certified public accountants acceptable to Lender.

(c)

At Lender’s request, such other information respecting the business, properties or the condition or operations, financial or otherwise, of Borrower.

4.6

NO AUTOMATIC SET-OFF.

Borrower acknowledges and agrees that the fact of any sum or sums being on deposit with Lender shall in no way constitute a set-off against or be deemed to compensate the obligations of the Loan or any payment or performance due under the Loan Documents or this Agreement, unless and until Lender, by affirmative action, shall so apply said accounts or any portion thereof, and then only to the extent thereof as so designated by Lender.

4.7

RELIANCE BY LENDER.

Borrower agrees that Lender may conclusively assume that the statements, facts, information, and representations contained herein and/or in any affidavits, orders, receipts, or other written instrument(s) that are filed with Lender or exhibited to it, are true and correct, and Lender may rely thereon without any investigation or inquiry, and any payment made by Lender in reliance thereon shall be a complete release in its favor for all sums so paid.

4.8

RESTRICTIONS ON CHANGES.

Except as otherwise expressly provided in the IPA, Borrower shall not, without the prior written consent of Lender, become a party to any transaction whereby all or any substantial part of the properties, Assets or undertakings of Borrower (whether legally or beneficially owned by Borrower), would become the property of any other person or entity, whether by way of transfer, sale, conveyance, lease, sale and leaseback, or otherwise.

4.9

OTHER DEBT.

Borrower shall pay, or cause to be paid, and discharge, or cause to be discharged, (a) when due all lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a lien or encumbrance upon any of its Assets or property; and (b) all its other obligations and indebtedness when due; provided, however, that Borrower may contest any of the foregoing in good faith and by appropriate proceedings diligently prosecuted by Borrower as long as Borrower has adequate reserves to pay any adverse determination or has otherwise provided Lender evidence of a surety or bond to pay any adverse determination.

4.10

ADDITIONAL DEBT.

Without the prior written consent of Lender, Borrower shall not (i) incur any additional direct or contingent unsecured liabilities (other than those to Lender), or become liable for the liabilities of others or (ii) issue or incur any new bonds, certificates or other obligations having priority of payment out of the Net Revenues over the Obligations hereunder.

4.11

INSURANCE.

Borrower shall, at all times, carry such other property and business insurance, with insurers reasonably acceptable to Lender, in such form and amounts as Lender may reasonably require, and Borrower shall provide evidence of such insurance to Lender, so that Lender is satisfied that such insurance is, at all times, in full force and effect. Any liability insurance policies of Borrower shall name Lender as an additional insured, and all property, casualty and related insurance policies of Borrower shall name Lender as a loss payee thereon and Borrower shall cause the issuance of a lender’s loss payee endorsement in form reasonably acceptable to Lender. Upon receipt of the proceeds of any such insurance, Lender, at its sole option, either (i) shall apply such proceeds to the prepayment of the Obligations in such order or manner as Lender may elect, or (ii) shall disburse such proceeds to Borrower for application to the cost of repairs, replacements, or restorations. If Borrower fails to provide or pay for any insurance, Lender may, but is not obligated to, obtain the same at Borrower’s expense.

4.12

ANNUAL FIELD AUDITS.

Borrower shall, during normal business hours, from time, as frequently as Lender reasonably determines to be appropriate: (a) provide Lender and any of its officers, employees and agents access to its properties, facilities, advisors, officers and employees of Borrower, and (b) permit Lender, and any of its officers, employees and agents, to inspect, audit and make extracts from Borrower’s books and records. If an Event of Default has occurred and is continuing, Borrower shall provide such access to Lender at all times and without advance notice. Borrower shall make available to Lender and its counsel reasonably promptly originals or copies of all books and records that Lender may reasonably request.

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4.13

ACCESS TO BOOKS AND RECORDS.

(a)

Absent the occurrence of an Event of Default which is continuing, at all reasonable times, Lender, by and through its employees or agents, shall have the right to inspect, verify, copy and all or Borrower’s books and records relating to Borrower’s business. Lender shall take reasonable steps to keep confidential all confidential information obtained in any Auditor appraisal, provided however that Lender shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process.

(b)

Upon the occurrence of an Event of Default which is continuing, Lender shall have the right to inspect, verify, copy and all or Borrower’s books and records relating to Borrower’s business.

(c)

Borrower agrees to reimburse Lender immediately upon demand for all fees and out-of-pocket expenses for such audits and appraisals upon the occurrence of an Event of Default which is continuing.

(d)

Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower’s books or records at any location other than Borrower’s address set forth in Section 7.12 hereof without first notifying Lender of the same and obtaining the written agreement from such accounting firm, service bureau or other third party to give Lender the same rights with respect to access to books and records and related rights as Lender has under this Agreement.

(e)

Lender shall have the right, at its sole discretion, to perform annual field examinations of Borrower’s books, and records, including a field examination following the Closing Date. Borrower agrees to reimburse Lender for the cost of such annual field examinations. The actions described in this paragraph may be performed by employees of Lender or by independent appraisers.

COVENANT REGARDING GROSS REVENUES. The Borrower shall fix, prescribe, revise and collect rates, fees and charges for services furnished by the Borrower during each fiscal year which (together with existing unencumbered cash and cash-equivalent balances which are lawfully available to the Borrower for payment of any of the following amounts during such fiscal year) are at least sufficient, after making allowances for contingencies and error in the estimates to pay the following amounts in the following order:

(f)

All Actual Expenses estimated by the Borrower to become due and payable during the fiscal year;

(g)

Payment of the Obligations as they become due and payable during such fiscal year; and

(h)

All payments required to meet the other obligations of the Borrower which are liens, charges, encumbrances upon or payable from Gross Revenues during such fiscal year.

4.1

VALID DEBT.

The Loan does not constitute a debt of the Borrower in contravention of any constitutional or statutory debt limitation or restriction.

4.15

ACCOUNT.

Borrower shall maintain its primary operating deposit account with Lender.

ARTICLE 5.

EVENTS OF DEFAULT

An “Event of Default” shall be deemed to have occurred hereunder if:

5.1

DEFAULT UNDER LOAN DOCUMENTS.

Borrower shall fail to pay principal or interest, or both, when due under the terms of the Note; or Borrower shall fail to pay an amount owing under this Agreement or any of the other Loan Documents when due; or Borrower shall fail to perform or observe any term, covenant, or agreement contained in this Agreement or in any of the other Loan Documents; or

5.2

BREACH OF REPRESENTATIONS OR WARRANTIES.

Any representations or warranties made or agreed to be made in any of the Loan Documents or this Agreement, or otherwise in connection with the Loan, shall be breached in any respect or shall prove to be false or misleading in any respect when made; or

5.3

ACTION AGAINST BORROWER.

Any suit shall be filed against Borrower, which, if adversely determined, could substantially impair the ability of Borrower to perform any or all of its obligations under and by virtue of this Agreement or any of the other Loan Documents, unless Borrower’s counsel furnishes to Lender its opinion, to the satisfaction of Lender and Lender’s counsel, that, in its judgment the suit is essentially without merit; or

5.4

LEVY UPON PROPERTY.

A levy be made on any property of Borrower under any process, or any lien creditor commences suit to enforce a judgment lien against any property of Borrower or any Assets of the Borrower and such levy or action shall not be bonded against by sureties deemed by Lender to be sufficient in its sole opinion and judgment; or ACCELERATION OF OTHER DEBTS. Borrower does, or omits to do, any act, or any event occurs including, but not limited to, the occurrence of any breach or default by Borrower under the terms of any other agreement between Lender and Borrower, whether or not arising hereunder and/or relating to Borrower’s ability to perform hereunder, as a result of which any material obligation of Borrower is declared immediately due and payable by the holder thereof; or

5.5

INSOLVENCY.

Borrower shall fail to pay its debts as they become due, or shall make an assignment for the benefit of its creditors, or shall admit, in writing, its inability to pay its debts as they become due, or shall file a petition under any chapter of the United States Bankruptcy Code or any similar law, now or hereafter existing, or shall become “insolvent” as that term is generally defined under the United States Bankruptcy Code, or shall in any involuntary bankruptcy case commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within thirty (30) calendar days after its commencement or shall convert the case from one chapter of the United States Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, or be adjudged a bankrupt or insolvent, or shall have a custodian, trustee, or receiver appointed for, or have any court take jurisdiction of, its property, or any part thereof, in any voluntary or involuntary proceeding, including, but not limited to, those for the purpose of reorganization, arrangement, dissolution, or liquidation, and such custodian, trustee, or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated, or stayed within thirty (30) days after the appointment; or

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5.6

ATTACHMENT.

Any proceeding shall be brought, the object of which is that any part of Lender’s commitment to make the Advances hereunder shall at any time be subject or liable to attachment or levy by any creditor of Borrower; or

5.7

MISREPRESENTATION AND/OR NON-DISCLOSURE.

Borrower has made certain statements and disclosures in order to induce Lender to make the Loan and enter into this Agreement, and, in the event Borrower has made material misrepresentations or failed to disclose any material fact, Lender may treat such misrepresentation or omission as a breach of this Agreement. Such action shall not affect or limit any remedies Lender may have for such misrepresentation or non-disclosure; or

5.8

CROSS-DEFAULT; OTHER OBLIGATIONS.

 Borrower commits a breach or default in the payment or performance of any other obligation of Borrower, or breaches any warranty or representation of Borrower, under the provisions of any other instrument, agreement, guaranty, or document evidencing, supporting, or securing any other loan or credit extended by Lender, or by any affiliate of Lender, to Borrower or to any affiliate of Borrower (which shall include, without limitation, the Corporation) (said financing is hereinafter referred to as “other financing”), including, but not limited to, any breach under the IPA or any documents relating thereto, any and all term loans, revolving credits, or lines of credit extended from time to time to Borrower (or any Person signing this Agreement on behalf of Borrower), or any other Person with which Borrower is affiliated (including, without limitation, the Corporation); or Borrower causes the other financing, or any portion thereof, to be refinanced or repaid with funds lent, advanced, paid, or contributed, in whole or in part, directly or indirectly, by any other Person to or for the benefit of Borrower, or any affiliate of Borrower (including, without limitation, the Corporation).

5.9

FINANCIAL CONDITION.

There shall be any material adverse change in the financial condition of Borrower.

ARTICLE 6. REMEDIES

6.1

CEASE PAYMENT AND/OR ACCELERATE.

Upon, or at any time after, the occurrence of an Event of Default, Lender shall have no obligation to make the Loan or any Advances, and all sums disbursed or advanced by Lender and all accrued and unpaid interest thereon shall, at the option of Lender, become immediately due and payable, and Lender shall be released from any and all obligations to Borrower under the terms of this Agreement.

6.2

ENFORCEMENT OF RIGHTS.

 Lender may enforce any and all rights and remedies under the Loan Documents, and may pursue all rights and remedies available at Law or in equity.

6.3

RIGHTS AND REMEDIES NON-EXCLUSIVE.

The rights and remedies set forth above are not exclusive, and Lender may avail itself of any individual right or remedy set forth in this Agreement, or available at law or in equity, without utilizing any other right or remedy. In addition to the rights and remedies set forth in this Agreement, Lender shall have all the other rights and remedies accorded in equity and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Lender and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Lender of one or more of its rights or remedies shall not be deemed an election, nor bar Lender from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Lender to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been indefeasibly paid and performed.

ARTICLE 7.

GENERAL CONDITIONS AND MISCELLANEOUS

7.1

NONLIABILITY OF LENDER.

Borrower acknowledges and agrees that by accepting or approving anything required to be observed, performed, fulfilled, or given to Lender pursuant to this Agreement or any of the Loan Documents, including any certificate, financial statement, appraisal, statement of profit and loss, or other financial statement, survey, appraisal or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Lender.

7.2

NO THIRD PARTIES BENEFITTED.

This Agreement is made for the purpose of defining and setting forth certain obligations, rights, and duties of Borrower and Lender in connection with the Loan and shall be deemed a supplement to the Note and the other Loan Documents, and shall not be construed as a modification of the Note or any of the other Loan Documents, except as provided herein. This Agreement is made for the sole protection of Borrower and Lender, and Lender’s successors and assigns. No other Person shall have any rights of any nature hereunder or by reason hereof or the right to rely hereon.

7.3

INDEMNITY BY BORROWER.

To the extent permitted by applicable Law, Borrower hereby indemnifies and agrees to hold Lender and its directors, officers, agents, and employees (individually and collectively, the “Indemnitee(s)”) harmless from and against:

(a)

Any and all claims, demands, actions, or causes of action that are asserted against any Indemnitee by any Person, if the claim, demand, action or cause of action, directly or indirectly, relates to a claim, demand, action, or cause of action that the Person has or asserts against Borrower; and

(b)

Any and all liabilities, losses, costs, or expenses (including court costs and attorneys’ fees) that any Indemnitee suffers or incurs as a result of the assertion of any claim, demand, action, or cause of action specified in this Section 7.3.

7.4

NONRESPONSIBILITY.

Lender shall in no way be liable for any acts or omissions of Borrower, Borrower’s agents or Borrower’s employees.

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7.5

TIME IS OF THE ESSENCE.

Time is of the essence of this Agreement and of each and every provision hereof, to the full extent that time can be of the essence of an agreement under the laws of the State of _______________.

7.6

NON-WAIVER.

The waiver by Lender of any breach or breaches hereof shall not be deemed, nor shall the same constitute, a waiver of any subsequent breach or breaches.

7.7

BINDING EFFECT; ASSIGNMENT.

This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign its rights hereunder or any interest herein without the prior written consent of Lender, other than to a public Borrower which shall succeed to the interest of the Borrower and which (by operation of law, contract or otherwise) becomes legally bound to all of the terms and conditions hereof.. Lender shall have the right to assign its rights under this Agreement and to grant participations in the Loan to others, but all waivers or abridgements of Borrower’s obligations that may be granted from time to time by Lender shall be binding upon such assignees or participants.  Borrower shall, promptly upon demand, provide Lender or any such purchaser or participant, one or more written statements confirming Borrower’s indebtedness to Lender and all obligations in connection with the Loan, including the existence of any default thereunder.

7.8

EXECUTION IN COUNTERPARTS.

This Agreement may be executed in any number of counterparts, and any party hereto or thereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original, and all of which counterparts of this Agreement, taken together will be deemed to be but one and the same instrument. The execution of this Agreement or will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto.

7.9

INTEGRATION; AMENDMENTS; CONSENTS.

This Agreement, together with the documents referred to herein, constitutes the entire agreement of the parties touching upon the subject matter hereof, and supersedes any prior negotiations or agreements on such subject matter. No amendment, modification, or supplement of any provision of this Agreement or any of the other Loan Documents shall be effective unless in writing, signed by Lender and Borrower; and no waiver of any of Borrower’s obligations under this Agreement or any of the other Loan Documents or consent to any departure by Borrower therefrom shall be effective unless in writing, signed by Lender, and then only in the specific instance and for the specific purpose given.

7.10

COSTS, EXPENSES AND TAXES.

Borrower shall pay to Lender, on demand:

(a)

The costs and expenses of Lender in connection with the enforcement of this Agreement and any other Loan Document and any matter related thereto, including the fees and out-of-pocket expenses of any legal counsel, independent public accountants, and other outside experts retained by Lender and including all costs and expenses of enforcing any judgment or prosecuting any appeal of any judgment, order or award arising out of or in any way related to the Loan, this Agreement, or the Loan Documents;

(b)

Attorneys’ fees and out-of-pocket expenses incurred by Lender in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement and any other Loan Document and any matter related thereto, including but not limited to, any bankruptcy, insolvency, assignment for benefit of creditors, arrangement, reorganization or other debt relief proceeding under any federal or state Law, whether now existing or hereinafter enacted, filed by or against Borrower, or otherwise affecting or purporting to affect the Loan; and

(c)

All costs, expenses, fees, premiums, and other charges relating to or arising from this Agreement or any of the other Loan Documents or any transactions contemplated thereby or the compliance with any of the terms and conditions thereof.

(d)

All sums paid or expended by Lender under the terms of this Agreement shall be considered to be, and shall be, a part of the Loan. All such sums, together with all amounts to be paid by Borrower pursuant to this Agreement, shall bear interest from the date of expenditure at the default rate provided in the Note, and shall be immediately due and payable by Borrower upon demand.

7.11

SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES.

All representations and warranties of Borrower contained herein or in any and all other Loan Documents shall survive the making of the Loan and the execution and delivery of the Note, and are material and have been or will be relied upon by Lender, notwithstanding any investigation made by Lender or on behalf of Lender. For the purpose of this Agreement, all statements contained in any certificate, agreement, Financial Statement, or other writing delivered by or on behalf of Borrower pursuant hereto or to any other Loan Document or in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties of Borrower contained herein or in the other Loan Documents, as the case may be.

7.12

NOTICES.

All notices, requests, demands, directions, and other communications provided for hereunder and under any other Loan Document (a “notice”), must be in writing and must be mailed, delivered or sent by facsimile transmission or by overnight delivery service, to the appropriate party at its respective address set forth below or, as to any party, at any other address as may be designated by it in a written notice sent to the other parties in accordance with this Section 7.12. Any notice given by facsimile transmission must be confirmed within forty- eight (48) hours by letter mailed or delivered to the appropriate party at its respective address.If any notice is given by mail it will be effective three (3) calendar days after being deposited in the mail with first-class or airmail postage prepaid; if given by facsimile transmission, when sent; or if given by personal delivery, when delivered; if given by overnight delivery service, one (1) day after being deposited with the overnight delivery service.

Such notices will be given to the following:

To Lender:

Alpha Investment, Inc.

150 SE 2nd Ave, PH4

Miami, FL 33131

Attention: Manager

To Borrower:

Partners South Properties Corporation

1007 N Federal Highway Suite 292

Fort Lauderdale, FL 33304

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7.13

FURTHER ASSURANCES.

Borrower shall, at its sole expense and without expense to Lender, do, execute and deliver such further acts and documents as Lender from time to time may require for the purpose of assuring and confirming unto Lender the rights hereby created or intended, now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document.

7.14

GOVERNING LAW.

The Loan shall be deemed to have been made in the State of Florida, and this Agreement and the other Loan Documents shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

7.15

SEVERABILITY OF PROVISIONS.

Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid shall be inoperative, unenforceable, or invalid without affecting the remaining provisions, and to this end the provisions of all Loan Documents are declared to be severable.

7.16

CONSTRUCTION CONFLICTS.

Whenever the context of this Agreement requires, the singular shall include the plural and the masculine gender shall include the feminine and/or neuter.

7.17

HEADINGS.

Article and Section headings in this Agreement are included for convenience of reference only and are not part of this Agreement for any other purpose.

7.18

BORROWER.

Nothing in this Agreement shall be construed to constitute the creation of a partnership or joint venture between Lender and Borrower. Lender is not an agent or representative of Borrower.

7.19

NO PRESUMPTION AGAINST ANY PARTY.

Neither this Agreement, any of the other Loan Documents, any other documents, agreement, or instrument entered into in connection herewith, nor any uncertainty or ambiguity herein or therein shall be construed or resolved using any presumption against any party hereto, whether under any rule of construction or otherwise. On the contrary, this Agreement, the other Loan Documents, and all other documents, instruments, and agreements entered into in connection herewith have been reviewed by each of the parties and by their respective counsel and shall be construed and   interpreted according to the ordinary meanings of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

7.20

INDEPENDENCE OF PROVISIONS.

All agreements and covenants hereunder, under the Loan Documents and the other documents, instruments, and agreements entered into in connection herewith shall be given independent effect such that if a particular action or condition is prohibited by the terms of any such agreement or covenant, the fact that such action or condition would be permitted within the limitations of another agreement or covenant shall not be construed as allowing such action to be taken or condition to exist.

7.21

NET CONTRACT.

This Agreement shall be deemed and construed to be a net contract, and the Borrower hereby agrees that the repayment of the Obligations shall be an absolute net return to the Lender, free and clear of any expenses, charges or set-offs whatsoever.

7.22  WAIVER OF RIGHT TO TRIAL BY JURY; JUDICIAL REFERENCE IN THE EVENT OF JURY TRIAL WAIVER UNENFORCEABILITY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN THE EVENT THAT THE JURY TRIAL WAIVER CONTAINED HEREIN SHALL BE HELD OR DEEMED TO BE UNENFORCEABLE, EACH PARTY HERETO HEREBY EXPRESSLY AGREES TO SUBMIT TO JUDICIAL REFERENCE ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER FOR WHICH A JURY TRIAL WOULD OTHERWISE BE APPLICABLE OR AVAILABLE. PURSUANT TO SUCH JUDICIAL REFERENCE, THE PARTIES AGREE TO THE APPOINTMENT OF A SINGLE REFEREE AND SHALL USE THEIR BEST EFFORTS TO AGREE ON THE SELECTION OF A REFEREE. IF THE PARTIES ARE UNABLE TO AGREE ON A SINGLE REFEREE, A REFEREE SHALL BE APPOINTED BY THE COURT TO HEAR ANY DISPUTES HEREUNDER IN LIEU OF ANY SUCH JURY TRIAL.   EACH PARTY ACKNOWLEDGES AND AGREES THAT THE APPOINTED   REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE APPLICABLE ACTION OR PROCEEDING, WHETHER OF FACT OR LAW, AND SHALL REPORT A STATEMENT OF DECISION THEREON; PROVIDED, HOWEVER, THAT ANY MATTERS WHICH WOULD NOT OTHERWISE BE THE SUBJECT OF A JURY TRIAL WILL BE UNAFFECTED BY THIS WAIVER AND THE AGREEMENTS CONTAINED HEREIN. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARM’S-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.

Borrower and Lender have initialed this Section 7.22 to further indicate their awareness and acceptance of each and every provision hereof.

Borrower’s Initials	/s/ TRF	Lender’s Initials	/s/ TB

IN WITNESS WHEREOF, Borrower and Lender have hereunto caused this Agreement to be executed as of the date first above written.

Borrower:		Lender:

Partners South Properties Corp.		Alpha Investment, Inc.

BY:	/s/ Timothy R. Fussell	BY:	/s/ Todd Buxton

	Timothy R. Fussell, PhD.		Todd Buxton
	Managing Member		President

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